Investor Presentation As of March 31, 2021

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the “SEC”), including FUSB’s most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, interest costs, growth and earnings potential, expansion and FUSB’s positioning to handle the challenges presented by COVID-19, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in FUSB’s service areas; market conditions and investment returns; changes in interest rates; the impact of the COVID-19 pandemic on FUSB’s business, FUSB’s customers, the communities that FUSB serves and the United States economy, including the actions taken by governmental authorities to try to contain the virus and protect against it, through vaccinations and otherwise, or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act and subsequent federal legislation) and the resulting effect on FUSB’s operations, liquidity and capital position and on the financial condition of FUSB’s borrowers and other customers; the pending discontinuation of LIBOR as an interest rate benchmark; the availability of quality loans in FUSB’s service areas; the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets; collateral values; cybersecurity threats; and risks related to the Paycheck Protection Program. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix B to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data and 3/31/2021 data presented herein have not been audited by FUSB’s independent registered public accounting firm.

Contents

- Corporate Profile 5
- 1Q2021 Highlights....................................9
- Financial Results through March 31, 2021....................15
- Ongoing Strategic Focus....................................20
- Appendix A: Historical Information...........................24
- Appendix B: Non-GAAP Reconciliation.........................33

FIRST US | BANCSHARES, INC.

4

FIRST US | BANCSHARES, INC.

Corporate Profile

Company Founded:	1952	Tangible BV:	$12.81 per share [3]
Headquarters:	Birmingham, AL	Exchange:	NASDAQ: FUSB
First US Bank:	19 Branches [1] / 2 LPOs	Stock Price:	$9.30
Acceptance Loan Co:	20 Branches [2]	Price to TBV:	72.6% [3]
Total Assets:	$927 million	Market Cap:	$57.8 million
Net Loans:	$659 million	Annual Dividend:	$0.12 [4]
Total Deposits:	$818 million	Dividend Yield:	1.29%

Information as of 3/31/2021

(1) The Bank permanently closed one of its Thomasville, AL branch locations in July 2020
(2) ALC sold its Scottsboro, AL branch in August 2020
(3) Calculations of tangible balances and measures are included in Appendix B
(4) Dividend increased from $0.02 per quarter to $0.03 in the fourth quarter of 2019

FIRST US | BANCSHARES, INC.
5

Corporate Profile
Senior Leadership Team



James F. House
President and Chief Executive Officer

- Veteran banker with SouthTrust Bank for 31 years
- Business consultant from 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues
- Florida Division President with BankTrust from 2009 to 2011
- Tenure at FUSB began in November 2011



David P. McCullum
Senior Commercial Lending Executive

- Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years
- CPA
- Tenure at FUSB began July 2015



Thomas S. Elley
Chief Financial Officer

- CPA holding various positions with Deloitte & Touche LLP over 13-year period
- Held previous banking positions with Regions Financial Corporation, Iberiabank Corporation and SouthTrust Corporation
- Tenure at FUSB began October 2013



William C. Mitchell
Senior Consumer Lending Executive

- Veteran consumer lender with 32 years of lending experience
- Held the position of CEO and President of Acceptance Loan Company (Bank Subsidiary) from 2007 to 2019
- Tenure at FUSB began May 1997

FIRST US | BANCSHARES, INC.
6

Corporate Profile: First US Bank – Branch and LPO Location Map Bank Branch Locations Bank Loan Production Offices

Corporate Profile: Acceptance Loan Company – Branch Location Map

Net income of $1.0 million and diluted EPS of $0.14 Diluted EPS down $.01 compared to 4Q2020 due to two fewer accrual days Diluted EPS up $.01 per diluted share from 1Q2020 due to increase in net interest income, and non-interest expense savings 19-basis point decrease in net interest margin compared to 4Q2020 due to interest rate environment and higher cash balances Cost of funds reduced to 0.39% from 0.47% in 4Q2020 Total loan growth of $20.4 million, or 3.1%, from 12/31/2020 $12.4 million growth in Indirect Sales (RVs, campers, boats, horse/cargo trailers) $11.2 million growth in Construction Real Estate $9.1 million growth in Commercial Real Estate Growth partially offset by reductions in Residential Real Estate ($6.6 million), C&I ($4.8 million), and Other Consumer ($3.8 million) Deposit growth of $35.8 million, or 4.6%, from 12/31/2020 Pandemic-related deposit growth trends continue, impacted by government stimulus, preferences for liquidity, and payment deferments $12.7 million growth in non-interest-bearing deposits; $23.1 million in interest-bearing Asset quality COVID-19 loan deferments reduced to $1.2 million as of 3/31/2021, compared to peak of $95.2 million as of 6/30/2020 Net charge-offs remain at less than 30-basis points Non-performing assets reduced to 0.37% in 1Q2021, compared to 0.45% in 4Q2020 and 0.60% in 1Q2020 ALLL reserve at 1.12% (1.15%, excluding PPP loans) of total loans as of 3/31/2021 1Q2021 Financial Highlights

1Q2021 Highlights Loan Growth of $20.4 million driven by Indirect Sales, Construction and CRE

1Q2021Highlights A Focus on the Indirect Sales Portfolio Indirect Sales by Collateral as of 3/31/2021 Indirect Sales by State as of 3/31/2021(1) (1) Represents state in which the participating dealer operates

1Q2021 Highlights A challenging interest rate environment continues 5 Quarter Margin Report (Annualized) (1) Average Rate on Interest-Bearing Liabilities and Non-Interest-Bearing Deposits

1Q2021 Highlights An uptick in charge-offs, but remain at historically low levels ALLL as a % of loans as of June 30, 2020; September 30, 2020; December 31, 2020; and March 31, 2021 excludes PPP loans, which are guaranteed by the SBA 5 Quarter Net Charge-offs

1Q2021 Highlights Continued reduction in loans in COVID-19 deferment status As of June 30, 2020 As of September 30, 2020 As of December 31, 2020 As of March 31, 2021 # of Loans Deferred Balance of Loans Deferred % of Portfolio Balance # of Loans Deferred Balance of Loans Deferred % of Portfolio Balance # of Loans Deferred Balance of Loans Deferred % of Portfolio Balance # of Loans Deferred Balance of Loans Deferred % of Portfolio Balance Loans Secured by Real Estate: Construction and Land 7 $ 4,544 14.5% 1 $ 2,259 6.4% — $ — — — $ — — 1-4 Family 50 9,474 10.2% 8 398 0.4% 6 314 0.4% 1 20 0.0% Multi-Family 12 29.726 60.9% — — — — — — — — — Non-Residential CRE 49 42,797 26.6% 10 14,084 7.7% 6 6,615 3.6% 2 621 0.3% Commercial and Industrial 9 1,460 1.7% 2 529 0.6% 2 530 0.6% — — — Consumer Loans: Direct Consumer 442 2,188 6.6% 77 284 0.9% 50 201 0.7% 71 282 1.0% Branch Retail 172 1,856 5.6% 36 353 1.1% 43 336 1.0% 29 245 0.8% Indirect Sales 123 3,199 3.6% 19 509 0.4% 3 65 0.1% 1 29 0.0% Total Loans 864 $ 95,244 16.5% 153 $ 18,416 2.9% 110 $ 8,061 1.2% 104 $ 1,197 0.2%

Quarter Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Diluted Net Income per Share $ 0.14 $ 0.15 $ 0.06 $ 0.06 $ 0.13 Return on Average Assets (annualized) 0.43% 0.48% 0.19% 0.20% 0.43% Return on Average Tangible Common Equity (annualized) (1) 4.87% 5.34% 2.12% 2.13% 4.49% Net Interest Margin 4.40% 4.59% 4.56% 4.65% 4.97% Efficiency Ratio (2) 83.8% 82.3% 84.6% 86.2% 83.4% Loans to Deposits Ratio 80.6% 81.6% 84.2% 76.7% 79.1% Tangible Book Value per Common Share (1) $ 12.81 $ 12.67 $ 12.49 $ 12.41 $ 12.31 Financial Results Selected Financial Data (1) Calculations of tangible balances and measures are included in Appendix B (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Financial Results Income Statements (dollars in thousands, except per share data)   Quarter Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Total Interest Income $ 9,845 $ 10,204 $ 9,996 $ 9,780 $ 10,397 Total Interest Expense 781 912 1,031 1,157 1,511 Net Interest Income $ 9,064 $ 9,292 $ 8,965 $ 8,623 $ 8,886 Provision for Loan and Lease Losses 401 469 1,046 850 580 Net Interest Income After Provision for Loan and Lease Losses $ 8,663 $ 8,823 $ 7,919 $ 7,773 $ 8,306 Total Non-Interest Income 951 1,008 1,375 1,330 1,297 Total Non-Interest Expense 8,396 8,477 8,747 8,581 8,494 Income Before Income Taxes $ 1,218 $ 1,354 $ 547 $ 522 $ 1,109 Provision for Income Taxes 268 309 136 118 262 Net Income $ 950 $ 1,045 $ 411 $ 404 $ 847 Basic Net Income per Share $ 0.15 $ 0.16 $ 0.07 $ 0.07 $ 0.13 Diluted Net Income per Share $ 0.14 $ 0.15 $ 0.06 $ 0.06 $ 0.13 Dividends per Share $ 0.03 $ 0.03 $ 0.03 $ 0.03 $ 0.03

Financial Results Selected Balance Sheet Information (dollars in thousands) As of 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Cash and Federal Funds Sold $ 125,951 $ 94,500 $ 65,729 $ 108,348 $ 71,201 Investment Securities $ 75,783 $ 91,422 $ 93,405 $ 103,964 $ 110,079 Loans, Net of Allowance for Loan and Lease Losses $ 659,230 $ 638,374 $ 627,605 $ 566,062 $ 539,685 OREO $ 942 $ 949 $ 985 $ 1,003 $ 1,054 Total Assets $ 926,535 $ 890,511 $ 852,941 $ 845,747 $ 788,565 Deposits $ 818,043 $ 782,212 $ 745,336 $ 738,290 $ 682,595 Total Shareholders’ Equity $ 87,917 $ 86,678 $ 85,658 $ 85,281 $ 84,332 Total Liabilities and Shareholders’ Equity $ 926,535 $ 890,511 $ 852,941 $ 845,747 $ 788,565

Quarter Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Total Loans 5.89% 6.06% 6.24% 6.66% 7.07% Taxable Investment Securities 1.49% 1.48% 1.64% 1.90% 2.05% Tax-Exempt Investment Securities 1.84% 1.80% 1.80% 2.78% 3.38% Federal Home Loan Bank Stock 3.30% 3.51% 3.86% 5.32% 4.95% Federal Funds Sold — — — 0.26% 1.33% Interest-bearing Deposits in Banks 0.10% 0.10% 0.10% 0.10% 1.24% Average Yield on Interest-earning Assets 4.78% 5.04% 5.08% 5.28% 5.81% Demand Deposits 0.25% 0.25% 0.25% 0.30% 0.42% Money Market/Savings Deposits 0.34% 0.36% 0.36% 0.38% 0.76% Time Deposits 0.78% 0.99% 1.26% 1.46% 1.67% Borrowings 1.54% 1.43% 1.44% 1.02% 1.43% Average Rate on Interest-bearing Liabilities 0.49% 0.58% 0.68% 0.80% 1.04% Average Rate on Funding Costs (including Non-interest-bearing Demand Deposits) 0.39% 0.47% 0.54% 0.64% 0.87% Net Interest Margin 4.40% 4.59% 4.56% 4.65% 4.97% Financial Results Net Interest Margin

Financial Results Regulatory Capital: Shift downward due to deposit and loan growth Common Equity Tier 1 Capital to Risk-Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Leverage to Average Assets March 31, 2021 11.42% 12.50% 8.73% December 31, 2020 11.78% 12.92% 8.98% September 30, 2020 11.71% 12.81% 9.08% June 30, 2020 12.84% 13.94% 9.36% March 31, 2020 13.28% 14.33% 9.46% Minimum Requirement 7.00% 10.50% 4.00% Well-Capitalized 6.50% 10.00% 5.00%

Near term: Expand and diversify loan portfolio while maintaining credit and pricing discipline Continue to reprice deposit products consistent with interest rate environment Continue to evaluate the pandemic’s impact on earning asset categories and other revenue sources Maintain focus on expense control Lending efforts focused on: Indirect Sales – RVs, campers, boats, horse trailers and cargo trailers – no auto Commercial Real Estate – multi-family, single-credit tenant retail, and industrial C&I – equipment lending and owner-occupied real estate Longer term: Continued growth in loan volume Grow loan production offices to levels that support branching Continue to expand depositor use of digital banking offerings Consider acquisitions to enter new markets Ongoing Strategic Focus Objective: Enhance a diversified balance sheet with superior performance metrics

Ongoing Strategic Focus Building and Maintaining a Diversified Balance Sheet Loan Composition as of 3/31/2021 Deposit Composition as of 3/31/2021

Ongoing Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Appendices

Earnings challenged in Q2 and Q3 in wake of COVID-19 pandemic and margin compression Diluted EPS of $0.40 in 2020, compared to $0.67 in 2019 Net income of $2.7 million in 2020, compared to $4.6 million in 2019 Net interest income decreased by $1.2 million in 2020 49-basis point reduction to net interest margin as interest-bearing assets repriced at faster pace than interest-bearing liabilities Average yield on interest-bearing assets reduced to 5.29% from 6.11% Average cost of funds reduced to 0.62%, compared to 0.96% Focus on deposit cost reduction continues in the current environment Loan loss provision increased by $0.2 million in 2020 Qualitative factors warranted reserve increases to account for pandemic uncertainty Additional provisioning for loan growth Net loan growth totaled $93.1 million, or 17.1% Significant growth in Indirect Sales – transfer from ALC to Bank on January 1, 2020 has proven beneficial Commercial Real Estate lending gained momentum in Q3 and Q4 Relatively low level of “at-risk” loans (hotels, motels, dine-in restaurants) allows continued focus on loan growth Continued emphasis on credit quality (now with the benefit of some clarity on the impact of the pandemic to date) Deposit growth of $98.6 million, or 14.4%, year-to-date $39.2 million growth in non-interest-bearing deposits, $59.4 million growth in interest-bearing deposits Growth largely reflects the impact of the pandemic on deposit holders, including preferences for liquidity, loan and tax payment deferments, stimulus checks and lower consumer spending Appendix A – Historical Information 2020 Financial Highlights

Appendix A – Historical Information 17.1% loan growth in 2020 helped to deploy significant increases in deposits

Appendix A – Historical Information Indirect Sales Lending: Growth of $96 million following transfer to Bank Portfolio transferred from ALC to Bank, effective January 1, 2020 Marketing efforts enhanced under First US Bank brand Benefited from leisure activity choices during pandemic Growth enhances diversification of loan portfolio Enhances earnings and credit quality with average yields exceeding 6% and average credit scores in the 700s This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats, horse trailers and cargo trailers. Indirect Lending Currently Conducted in 11 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina South Carolina Tennessee Texas Virginia

Appendix A- Historical Information Bringing COVID-19 At-Risk Loan Categories into Focus March 31, 2021 December 31, 2020 At-Risk Loan Category Due to COVID-19 Balance of Risk Category % of Total Loan Balance Balance of Risk Category % of Total Loan Balance High-Risk Loan Categories: Hotels/Motels $ 10,369 1.5% $ 10,393 1.6% Dine-in Restaurants 1,759 0.3% 3,114 0.5% Total High-Risk Loans $ 12,128 1.8% $ 13,507 2.1%

Appendix A – Historical Information Committed to Sound Credit Policies Total Classified Assets $74.5 million reduction in classified assets since 2011 Nonperforming Assets reduced from peak of $47 million to $3.5 million as of 3/31/2021 Nonperforming Assets as a % of Total Assets reduced from 5.73% as of 12/31/11 to 0.37% as of 3/31/21

Appendix A – Historical Information Modernized Technology While Maintaining Cost Discipline Cost-neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings Increased expense beginning in 2018 due to acquisition of The Peoples Bank ALC adds substantial expense, but with the benefits of higher yield and superior diversification Non-Interest Expense *Core non-interest expense excludes OREO/Foreclosure-related and acquisition-related expenses

Appendix A – Historical Information Income Statements Annual Comparison (dollars in thousands, except per share data) Year Ended 12/31/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 Total Interest Income $ 40,377 $ 43,588 $ 37,138 $ 31,100 $ 30,155 Total Interest Expense 4,611 6,646 4,350 2,706 2,271 Net Interest Income $ 35,766 $ 36,942 $ 32,788 $ 28,394 $ 27,884 Provision for Loan and Lease Losses 2,945 2,714 2,622 1,987 3,197 Net Interest Income After Provision for Loan and Lease Losses $ 32,821 $ 34,228 $ 30,166 $ 26,407 $ 24,687 Total Non-Interest Income 5,010 5,366 5,610 4,666 5,201 Total Non-Interest Expense 34,299 33,782 32,385 28,449 28,495 Income Before Income Taxes $ 3,532 $ 5,812 $ 3,391 $ 2,624 $ 1,393 Provision for Income Taxes 825 1,246 901 3,035 169 Net Income (Loss) $ 2,707 $ 4,566 $ 2,490 $ (411) $ 1,224 Basic Net Income (Loss) per Share $ 0.43 $ 0.71 $ 0.40 $ (0.07) $ 0.20 Diluted Net Income (Loss) per Share $ 0.40 $ 0.67 $ 0.37 $ (0.07) $ 0.19 Dividends per Share $ 0.12 $ 0.09 $ 0.08 $ 0.08 $ 0.08

Appendix A – Historical Information Selected Balance Sheet Information – Annual Comparison (dollars in thousands) As of 12/31/2020 12/31/2019 12/31/2018 12/31/2017 12/31/2016 Cash and Federal Funds Sold $ 94,500 $ 67,110 $ 57,953 $ 42,124 $ 23,530 Investment Securities $ 91,422 $ 108,356 $ 153,949 $ 180,150 $ 207,814 Loans, Net of Allowance for Loan and Lease Losses $ 638,374 $ 545,243 $ 514,867 $ 346,121 $ 322,772 OREO $ 949 $ 1,078 $ 1,505 $ 3,792 $ 4,858 Total Assets $ 890,511 $ 788,738 $ 791,939 $ 625,581 $ 606,892 Deposits $ 782,212 $ 683,662 $ 704,725 $ 517,079 $ 497,556 Total Shareholders’ Equity $ 86,678 $ 84,748 $ 79,437 $ 76,208 $ 76,241 Total Liabilities and Shareholders’ Equity $ 890,511 $ 788,738 $ 791,939 $ 625,581 $ 606,892

Appendix A – Historical Information Share Price vs. Tangible Book Value (73% as of 3/31/2021)(1) (1) Calculations of tangible balances and measures are included in Appendix B

Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		Quarter Ended				
		3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
TANGIBLE BALANCES						
Total assets		$ 926,535	$ 890,511	$ 852,941	$ 845,747	$ 788,565
Less: Goodwill		7,435	7,435	7,435	7,435	7,435
Less: Core deposit intangible		884	975	1,067	1,170	1,280
Tangible assets	(a)	**$ 918,216**	**$ 882,101**	**$ 844,439**	**$ 837,142**	**$ 779,850**
Total shareholders' equity		$ 87,917	$ 86,678	$ 85,658	$ 85,281	$ 84,332
Less: Goodwill		7,435	7,435	7,435	7,435	7,435
Less: Core deposit intangible		884	975	1,067	1,170	1,280
Tangible common equity	(b)	**$ 79,598**	**$ 78,268**	**$ 77,156**	**$ 76,676**	**$ 75,617**
Average shareholders' equity		$ 87,456	$ 86,337	$ 85,656	$ 84,953	$ 84,721
Less: Average goodwill		7,435	7,435	7,435	7,435	7,435
Less: Average core deposit intangible		927	1,019	1,115	1,224	1,332
Average tangible shareholders' equity	(c)	**$ 79,094**	**$ 77,883**	**$ 77,106**	**$ 76,294**	**$ 75,954**
Net income	(d)	**$ 950**	**$ 1,045**	**$ 411**	**$ 404**	**$ 847**
Common shares outstanding	(e)	**6,214**	**6,177**	**6,177**	**6,176**	**6,143**
TANGIBLE MEASUREMENTS						
Tangible book value per common share	(b)/(e)	**$ 12.81**	**$ 12.67**	**$ 12.49**	**$ 12.41**	**$ 12.31**
Tangible common equity to tangible assets	(b)/(a)	**8.67%**	**8.87%**	**9.14%**	**9.16%**	**9.70%**
Return on average tangible common equity (annualized)	(1)	**4.87%**	**5.34%**	**2.12%**	**2.13%**	**4.49%**

(1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders' equity (c)

FIRST US BANCSHARES, INC.

33

Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		3/31/2021	12/31/2020	6/30/2020	12/31/2019	6/30/2019	12/31/2018	6/30/2018	12/31/2017
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 87,917	$ 86,678	$ 85,281	$ 84,748	$ 83,748	$ 79,437	$ 75,634	$ 76,208
Less: Goodwill		7,435	7,435	7,435	7,435	7,435	7,435	—	—
Less: Core deposit intangible		884	975	1,170	1,390	1,621	1,877	—	—
Tangible common equity	(a)	$ 79,598	$ 78,268	$ 76,676	$ 75,923	$ 74,692	$ 70,125	$ 75,634	$ 76,208
Common shares outstanding	(b)	6,214	6,177	6,176	6,158	6,306	6,298	6,092	6,082
Tangible book value per common share	(c) = (a)/(b)	$ 12.81	$ 12.67	$ 12.41	$ 12.33	$ 11.84	$ 11.13	$ 12.41	$ 12.53
FUSB stock price	(d)	$ 9.30	$ 9.02	$ 6.99	$ 11.61	$ 9.24	$ 7.95	$ 11.65	$ 12.80
Stock price to tangible book value	(d)/(c)	73%	71%	56%	94%	78%	71%	94%	102%

		6/30/2017	12/31/2016	6/30/2016	12/31/2015	6/30/2015	12/31/2014	6/30/2014	12/31/2013
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 78,373	$ 76,241	$ 78,525	$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095
Less: Goodwill		—	—	—	—	—	—	—	—
Less: Core deposit intangible		—	—	—	—	—	—	—	—
Tangible common equity	(a)	$ 78,373	$ 76,241	$ 78,525	$ 77,030	$ 75,783	$ 75,162	$ 73,232	$ 70,095
Common shares outstanding	(b)	6,073	6,043	6,039	6,039	6,034	6,034	6,030	6,028
Tangible book value per common share	(c) = (a)/(b)	$ 12.91	$ 12.62	$ 13.00	$ 12.76	$ 12.56	$ 12.46	$ 12.15	$ 11.63
FUSB stock price	(d)	$ 11.22	$ 11.11	$ 8.90	$ 8.92	$ 8.05	$ 8.84	$ 8.47	$ 7.29
Stock price to tangible book value	(d)/(c)	87%	88%	68%	70%	64%	71%	70%	63%

FIRST US | BANCSHARES, INC.

34

www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200